Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. Commitments and Contingencies

The Company leases its office facilities under non-cancelable operating leases that expire at various dates through November 2020. Rent expense for non-cancellable operating leases with free rental periods or scheduled rent increases is recognized on a straight-line basis over the terms of the leases. Improvement reimbursements from landlords of $3.3 million are being amortized on a straight-line basis into rent expense over the terms of the leases. The difference between required lease payments and rent expense has been recorded as deferred rent.

Rent expense was $1.3 million in 2012, $3.1 million in 2013, and $4.9 million in 2014. Deferred rent was $2.5 million as of December 31, 2013, and $4.3 million as of December 31, 2014.

In August 2011, the Company sublet a portion of its office space to an unrelated third party and entered into a sublease that expired in January 2014. Sublease income was $130 thousand in 2012, $135 thousand in 2013, $11 thousand in 2014.

In October 2013, the Company extended a lease agreement for the purchase of equipment with a fair value of $299 thousand. The lease is payable in 36 monthly payments through September 2016. The total outstanding balance financed under capital leases was $299 thousand as of December 31, 2013 and $178 thousand as of December 31, 2014. Amortization of assets recorded under capital leases is included in depreciation expense.

Future minimum payments under all operating and capital lease agreements as of December 31, 2014, are as follows (in thousands):

	Operating	Capital
2015	$5,350	$107
2016	5,893	80
2017	6,337
2018	6,099	—
2019	6,225	—
Thereafter	5,707	—

Total	$35,611	187

Less: Portion representing interest		9

Capital Lease Obligation		$178

On November 13, 2013, a putative class action complaint was filed in the Middlesex County Superior Court in the Commonwealth of Massachusetts, entitled Albert McCormack v. HubSpot, Inc. The complaint alleged that the Company maintained a policy of not paying overtime to its business development representatives for all hours worked in excess of 40 hours per week. The complaint sought unpaid wages, multiple damages, injunctive relief, attorneys’ fees and costs. The Company settled this matter for an immaterial amount and the complaint was dismissed on November 3, 2014.

In addition, from time to time the Company may become involved in legal proceedings or be subject to claims arising in the ordinary course of its business. Although the results of litigation and claims cannot be predicted with certainty, the Company currently believes that the final outcome of these ordinary course matters will not have a material adverse effect on its business, operating results, financial condition or cash flows. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.